Subscription Agreement

As of July 1, 2008

To the Board of Directors of
CS China Acquisition Corp.:

Gentlemen:

Reference is made to the initial public offering (“IPO”) of securities of CS China Acquisition Corp. (the “Corporation”) which is being underwritten by EarlyBirdCapital, Inc. (“EBC”).

The undersigned hereby subscribes for and agrees to purchase _____ warrants (“Initial Insider Warrants”), each to purchase one Ordinary Share, at $0.50 per Initial Insider Warrant, for a purchase price of $_____ (the “Initial Purchase Price”). The purchase and issuance of the Initial Insider Warrants shall occur simultaneously with the consummation of the IPO. At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Initial Purchase Price to Graubard Miller, as escrow agent (“Escrow Agent”), to hold in an interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, the Escrow Agent shall deposit the Initial Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public shareholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company.

In addition to the foregoing, the undersigned hereby subscribes for and agrees to purchase up to an additional _________ warrants (“Additional Insider Warrants” and together with the Initial Insider Warrants, the “Insider Warrants”) at $0.50 per Additional Insider Warrant for a purchase price of $________ (“Additional Purchase Price”). The purchase and issuance of the Additional Insider Warrants shall occur only in the event that the underwriters’ 45-day over-allotment option (“Over-Allotment Option”) in the IPO is exercised in full or part. The total number of Additional Insider Warrants to be purchased hereunder shall be in the same proportion as the amount of the Over-Allotment Option that is exercised. Each purchase of Additional Insider Warrants shall occur simultaneously with the consummation of any portion of the Over-Allotment Option. At least 24 hours prior to the effective date of the Registration Statement, the undersigned shall deliver the Additional Purchase Price to the Escrow Agent to hold in an interest bearing account until the Corporation consummates any portion of the Over-Allotment Option. Simultaneously with the consummation of any portion of the Over-Allotment Option, the Escrow Agent shall deposit the purchase price for the Additional Insider Warrants being purchased in the Trust Fund.

The Insider Warrants will be sold to the undersigned on a private placement basis and not part of the IPO. Except as set forth herein, the Insider Warrants shall have the same terms as the warrants being sold in the IPO.

In the event that the IPO is not consummated within 14 days of the date the Initial Purchase Price and Additional Purchase Price is delivered to the Escrow Agent, the Escrow Agent shall return such funds, plus accrued interest, to the undersigned. Additionally, to the extent that Over-Allotment Option is not exercised in full, upon the second business day following the expiration of the Over-Allotment Option, the Escrow Agent will return the remaining Additional Purchase Price for the Additional Insider Warrants not being purchased, plus any accrued interest, to the undersigned.

The undersigned represents and warrants that he has been advised that the Insider Warrants have not been registered under the Securities Act; that he is acquiring the Insider Warrants for its account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that he shall not sell or transfer the Insider Warrants or any underlying securities until after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”) and acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.

The Corporation hereby acknowledges and agrees that in the event the Corporation calls the Warrants for redemption pursuant to that certain Warrant Agreement to be entered into by the Corporation and Continental Stock Transfer & Trust Company in connection with the Corporation’s IPO, the Corporation shall allow the undersigned to exercise any Insider Warrants by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrant, multiplied by the difference between the Warrant exercise price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants.

The undersigned acknowledges that there are no conditions on the obligations of the undersigned to make the purchases hereunder other than the consummation of the IPO and, with respect to the Additional Insider Warrants, the consummation of any or all of the Over-Allotment Option. Furthermore, the undersigned has no right to rescind this Agreement or obtain a refund for the purchase price of the Insider Warrants except with respect to the purchase price for Additional Insider Warrants to the extent the Over-Allotment Option is not exercised in full. Accordingly, to the extent that the undersigned fails to purchase the Insider Warrants that the undersigned is obligated to purchase, he shall forfeit his rights to any Ordinary Shares issued to him prior to the IPO and such shares shall be deemed owned by Asia Select Asset Management Limited (Hong Kong).

EBC is deemed a third party beneficiary of this agreement and the terms of this agreement and the restriction on transfers with respect to the Insider Warrants may not be amended without the prior written consent of EBC.

Very truly yours,

___________________

AGREED TO:

CS CHINA ACQUISITION CORP.

By: __________________________
Name:
Title:

GRAUBARD MILLER

By: ___________________________
Name:
Title:

EARLYBIRDCAPITAL, INC.

By: ___________________________
Name:
Title:

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